SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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FORM 8-K

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CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SCURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest reported): September 13, 2005

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EP Global Communications, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-30797	14-1818396
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Exceptional Parent Magazine 551 Main Street, Johnstown, Pennsylvania 15901

(Address of Principal Executive Offices)(Zip Code)

(814) 361-3860

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

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FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 23, 2005, the Company completed a financing agreement for $3,000,000 with private investors (the "Investors"). Under the terms of the agreement, at Closing, the Company received the first of three traunches of the funding which are expected to be completed over the course of the next several months. The Company issued to the Investors secured convertible debentures totaling $3,000,000 with an 8% interest rate and a maturity date of September 23, 2008. The debentures are convertible into common shares of the Company at the lesser of (i) 60% of the average of the lowest three (3) Trading Prices for the Common Stock during the twenty (20) Trading Day period prior to conversion; or (ii) $0.12 per share. The Company simultaneously issued to the private investors five year warrants to purchase 2,944,200 shares of the Company's common stock which are exercisable at an exercise price of $0.15.

The Company is committed to filing an SB-2 Registration Statement with the SEC within 30 days from the Closing Date.  The Company will receive the second traunch of the funding when the SB-2 is filed with the SEC and the third and final traunch of the funding when the SB-2 is declared effective by the SEC.  There are penalty provisions for the Company should the filing not become effective within 120 days of the Closing Date.  The debentures are secured by all of the assets of the Company.  In addition, the Company’s CEO, Joe Valenzano, has pledged 3,371,073 of his shares in the Company as collateral for the financing.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On September 13, 2005, John Crowley resigned from his position as a member of the Board of Directors of the Company.  His resignation was not due to any conflict or dispute with the Company.  The Company intends to appoint a director to fill the vacancy on the Board of Directors as soon as possible.

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS.

(a)  Financial statements of business acquired:

None

(b)  Exhibits

Number

Exhibit

  99.1

  Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

        EP GLOBAL COMMUNICATIONS, INC.

           By: /s/ Joseph M.  Valenzano, Jr

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                      Joseph M. Valenzano, Jr.

                      President, CEO

           Dated: September 28, 2005